UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2022

LIVE CURRENT MEDIA INC.
(Exact name of registrant as specified in its charter)

Nevada	000-29929	88-0346310
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1130 West Pender Street, Suite 820
 Vancouver, British Columbia, Canada V6E 4A4
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (604) 999-5848

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.

Entry Into Agreement and Plan of Merger with Evasyst Inc.

On January 20, 2022, Live Current Media Inc. (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Evasyst Inc. ("KAST") and the Company's wholly owned subsidiary formed for the purpose of completing the transactions set out in the Merger Agreement, Evasyst Acquisition Inc. ("LIVC Sub") setting forth the terms and conditions whereby the Company will acquire all of the outstanding shares of KAST.

Under the terms of the Merger Agreement, LIVC Sub will merge with and into KAST, with KAST continuing as the surviving corporation (the "Merger").  Upon completion of the Merger, the outstanding shares of KAST's common stock will be converted into the right to receive a total of 125,000,000 shares of the Company's common stock and each share of LIVC Sub common stock outstanding will be converted into one share of KAST common stock.  Upon completion of the Merger, the board of directors of the Company will consist of Mark Ollila, David Jeffs, Justin Weissberg, Leslie Klinger and Heidi Steiger.  Mr. Ollila will act as the Chief Executive Officer and Chief Financial Officer of the Company, with Mr. Jeffs acting as the Secretary of the Company.

In addition to the customary conditions of closing, completion of the Merger is subject to the following additional conditions:  (a) prior to closing there shall be no outstanding securities of KAST other than shares of KAST common stock, and all securities exercisable, convertible, exchangeable or otherwise entitling the holder to receive securities of KAST will have been exercised, converted, exchanged, expired or otherwise cancelled; KAST not having any outstanding indebtedness other than trade payables incurred in the ordinary course of KAST's business; (c) certain significant shareholders of the Company shall have entered into lock up agreements for a period of six (6) months following closing; (d) KAST delivering to the Company those audited and unaudited financial statements of KAST as are necessary to enable the Company to make the necessary filings under the Securities Exchange Act of 1934, as amended; and (e) the Company shall have completed a financing prior to or concurrent with closing of the Merger for gross proceeds of $1,500,000.

The above description of the terms and conditions of the Merger Agreement and the Merger does not purport to be complete, and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached as an exhibit to this Current Report on Form 8-K and is incorporated by reference herein.  A copy of the Company's news release regarding the Merger Agreement with KAST is attached as an exhibit to this report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

The following exhibits are provided with this Current Report:

Exhibit Number	Description of Exhibit
10.1	Agreement and Plan of Merger between Live Current Media, Inc., Evasyst Acquisition Inc. and Evasyst Inc. dated January 20, 2022.
99.1	News Release dated January 21, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVE CURRENT MEDIA INC.

Date: January 25, 2022
	By:	/s/ David M. Jeffs
David M. Jeffs
Chief Executive Officer